Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2023
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	2023	2022
Net Income	$2,020,000	$7,863,000

Weighted average shares outstanding – basic	2,254,444	2,042,740
Effect of dilutive common stock equivalents	20,590	110,149
Adjusted weighted average shares outstanding – diluted	2,275,034	2,152,889

Basic earnings per share	$0.90	$3.85
Diluted earnings per share	$0.89	$3.65